                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940



                                October 12, 2004


Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of DSA Financial Corporation (the "Company"), which will be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana at 4:00 p.m. (Indiana time) on November 10, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Dearborn Savings Association, F.A. (the "Bank"), the wholly owned subsidiary of the Company. Directors and officers of the Company and Dearborn Savings Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of independent auditors for the fiscal year ending June 30, 2005. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                                           Sincerely,



                                           /s/ Edward L. Fischer
                                           ---------------------
                                           Edward L. Fischer
                                           President and Chief Executive Officer

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025

                                 (812) 537-0940

                                    NOTICE OF
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 10, 2004

        Notice is hereby given that the Annual Meeting of Stockholders of DSA Financial Corporation (the "Company") will be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, on November 10, 2004 at 4:00 p.m., Indiana time.

        A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors;

        2. The ratification of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 28, 2004, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Dearborn Savings Association, F.A., 118 Walnut Street, Lawrenceburg, Indiana for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                         By Order of the Board of Directors



                                         /s/ Edward L. Fischer
                                         ---------------------
                                         Edward L. Fischer
                                         President and Chief Executive Officer


Lawrenceburg, Indiana
October 12, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 10, 2004

                       ----------------------------------

                       SOLICITATION AND VOTING OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of DSA Financial Corporation to be used at the Annual Meeting of Stockholders of DSA Financial Corporation (the "Annual Meeting"), which will be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, on November 10, 2004, at 4:00 p.m., Indiana time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 15, 2004.

        Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of DSA Financial Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the ratification of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2005.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

        Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of DSA Financial Corporation, Karleen McGraw, at the address of DSA Financial Corporation shown on the cover page of this Proxy Statement, or by delivering to

DSA Financial Corporation a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of DSA Financial Corporation prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, however, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

        The cost of solicitation of proxies in the form enclosed herewith will be borne by DSA Financial Corporation. Proxies may also be solicited personally or by mail and telephone by DSA Financial Corporation's Directors, officers and regular employees, without additional compensation therefor. DSA Financial Corporation will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

        Holders of record of DSA Financial Corporation's common stock, par value $0.01 per share as of the close of business on September 28, 2004 are entitled to one vote for each share then held, except as described below. As of September 28, 2004, DSA Financial Corporation had 1,644,242 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        In accordance with the provisions of DSA Financial Corporation's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. DSA Financial Corporation's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to DSA Financial Corporation to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

        As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and DSA Financial Corporation's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

        As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or (iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote by a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute ratification by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

        Proxies solicited hereby will be returned to DSA Financial Corporation, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Persons and groups who beneficially own in excess of 5% of the shares common stock are required to file certain reports with DSA Financial Corporation and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). DSA Financial Corporation believes that no person was the beneficial owner of more than 5% of DSA Financial Corporation's outstanding shares of common stock on September 28, 2004.


                        PROPOSAL 1--ELECTION OF DIRECTORS

        Directors of DSA Financial Corporation are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated Robert P. Sonntag and David P. Lorey to serve as directors, each of whom currently serves as a member of the Board of Directors.

        The table below sets forth certain information regarding DSA Financial Corporation's Board of Directors and nominees. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                                               SHARES OF
                                                                                             COMMON STOCK
                                                                           TERM TO EXPIRE    BENEFICIALLY
                                     POSITION(S) HELD                        FOLLOWING         OWNED ON
                                    WITH DSA FINANCIAL      DIRECTOR        FISCAL YEAR      SEPTEMBER 28,
       NAME              AGE           CORPORATION          SINCE(1)       ENDING JUNE 30        2004        PERCENT OF CLASS
---------------------  -------    ----------------------  ------------   ------------------ --------------- ------------------
                                                          NOMINEES

Robert P. Sonntag         69      Chairman of the Board       1971              2007             36,131             2.2%
David P. Lorey            47             Director             1992              2007             80,658(2)          4.9


                                               DIRECTORS CONTINUING IN OFFICE

Edward L. Fischer         51         President, Chief         2002              2005             64,874(3)          2.7
                                    Executive Officer
                                       and Director
Ronald J. Denney          55             Director             1976              2006             44,524(4)          2.7
Richard Meador, III       68             Director             1983              2005              5,716             *
Dr. Dennis Richter        55             Director             1986              2006             53,868(5)          3.3


                                          EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Thomas J. Sicking         63          Vice President           N/A              N/A              20,988(6)          1.3
Steven R. Doll            51        Vice President and         N/A              N/A               3,434(7)          *
                                     Chief Financial
                                         Officer
Delmar C. Schiferl        42               Vice                N/A              N/A               4,457(8)          *
                                    President/Director
                                        of Lending

---------------------------
*    Less than 1%.
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2)  Includes 7,035 shares held by Mr. Lorey's daughters.
(3) Includes 12,293 shares held by the employee stock ownership plan and 14,240 shares held by Mr., Fischer's spouse.
(4) Includes 2,714 shares held by a retirement plan of which Mr. Denney is the trustee with voting power and 339 shares owned by Mr. Denney's spouse.
(5) Includes 39,954 shares held by a family limited partnership and 1,065 shares held by Dr. Richter's wife in an individual retirement account.
(6)  Includes 6,049 shares held by the employee stock ownership plan.
(7)  Includes 64 shares held by the employee stock ownership plan.
(8)  Includes 61 shares held by the employee stock ownership plan.


DIRECTORS

        The principal occupation during the past five years of each director and executive officer of DSA Financial Corporation is set forth below. All directors have held their present positions for at least five years unless otherwise stated.

        ROBERT P. SONNTAG has served as the Chairman of the Board of Directors of Dearborn Savings Association since 1992 and Dearborn Financial Corporation since its formation in 1999. Mr. Sonntag has served as the President of Sonntag Accountancy Corporation since 1967.

        EDWARD L. FISCHER has served as President of Dearborn Savings Association since 1996 and Dearborn Financial Corporation since its formation in 1999. Mr. Fischer joined Dearborn Savings Association in 1993 as Chief Financial Officer and Treasurer.

        RONALD J. DENNEY is the funeral director at Fitch Denney Funeral Home, Inc., located in Lawrenceburg, Indiana, a position he has held since 1973.

        DAVID P. LOREY is a private land owner and developer.

        RICHARD MEADOR, III is retired. Prior to 1992, Mr. Meador owned Meador's Fitness Center, located in Lawrenceburg, Indiana since 1974.

        DR. DENNIS RICHTER has been self-employed as an optometrist in Lawrenceburg, Indiana since 1974.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        THOMAS J. SICKING has served as Vice President of Dearborn Savings Association since January 1997 and Vice President of Dearborn Financial since its formation in 1999.

        STEVEN R. DOLL was hired by Dearborn Savings Association in March 2002. Mr. Doll served as accounting manager of Sharefax Credit Union, located in Batavia, Ohio from March 2001 until March 2002, and was Chief Financial Officer of Ameriana Bank of Ohio, located in Cincinnati, Ohio, from 1993 until December 2001.

        DELMAR C. SCHIFERL was hired by Dearborn Savings Association in March 2002, and serves as Vice President/Director of Lending. Prior to joining Dearborn Savings Association, Mr. Schiferl worked at Advantage Bank from February 1996 until March 2002.

INDEPENDENT DIRECTORS

        The Board of Directors has determined that Directors Denney, Lorey, Meador, Richter and Sonntag as "independent" are defined in the Nasdaq corporate governance listing standards. Director Fischer is not considered "independent" because of his position as an employee of Dearborn Savings Association.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The business of DSA Financial Corporation and Dearborn Savings Association is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of Dearborn Financial Corporation (the predecessor of DSA Financial Corporation) met 11 times during fiscal 2004. During the fiscal year ended June 30, 2004, the Board of Directors of Dearborn Savings Association held 24 meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of Dearborn Financial Corporation and Dearborn Savings Association. The following is a discussion of certain committees of Dearborn Savings Association. Dearborn Savings Association's Audit Committee functions as the audit committee of DSA Financial Corporation, and Dearborn Savings Association's Compensation Committee functions as the compensation committee of DSA Financial Corporation.

        The Executive Committee is authorized to act with the same authority as the Board of Directors of DSA Financial Corporation between meetings of the Board. Messrs. Sonntag, Fischer, Meador and Lorey serve as members of this committee. The Executive Committee did not meet during fiscal 2004.

        The Audit Committee consists of Messrs. Sonntag, Richter and Lorey. The Board of Directors of DSA Financial Corporation has determined that Director Sonntag qualifies as an

"audit committee financial expert" and is serving as such for the Audit Committee. The Audit Committee met one time during fiscal 2004.

        The duties and responsibilities of the Audit Committee include, among other things:

        o retaining, overseeing and evaluating a firm of independent certified public accountants to audit DSA Financial Corporation's annual financial statements;

        o approving all engagements for audit and non-audit services by the independent auditors;

        o reviewing the financial statements and the audit report with management and the independent auditors; and

        o       reviewing the adequacy of the audit committee charter.

        The Compensation Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors. Currently the entire Board serves as this committee. The Compensation Committee met once during fiscal 2004.

        For the year ended June 30, 2004, the full Board of Directors acted as the Nominating Committee. The non-employee directors of DSA Financial Corporation will serve as the Nominating Committee for the year ending June 30, 2005. The Nominating Committee met once during fiscal 2004.

        Each member of the Nominating Committee will be considered "independent" as defined in the Nasdaq corporate governance listing standards. DSA Financial Corporation's Board of Directors has adopted a written charter for the Committee, which is attached as Appendix A to this Proxy Statement.

        The duties of the Nominating Committee include the following:

        o evaluating current directors for nomination for re-election to the Board of Directors;

        o evaluating other potential candidates for nomination to be elected to the Board of Directors;

        o if applicable, evaluating and recommending to the Board of Directors the persons who should be appointed to the Board; and

        o reviewing and reassessing the adequacy of the Nominating Committee Charter annually and recommending any proposed changes to the Board of Directors for approval.

        The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to DSA Financial Corporation's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Accordingly, the Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size, or change the composition of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The committee shall have sole authority to approve related fees and retention terms. The Nominating Committee may appoint a sub-committee (so long as such committee is composed solely of independent directors) to assist the Nominating Committee in performing its duties. The Nominating Committee will apply the criteria for candidates established by the Board of Directors.

        The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by DSA Financial Corporation's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary at 118 Walnut Street, Lawrenceburg, Indiana 47025. The Corporate Secretary must receive a submission not less than 150 days prior to the date (month and day) of DSA Financial Corporation's proxy materials each for the preceding year's annual meeting. However, if the date of the annual meeting is advanced more the 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely the recommendation for Director must be delivered no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

        o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

        o the name and address of the stockholder as they appear on DSA Financial Corporation's books, and number of shares of DSA Financial Corporation's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of DSA Financial Corporation that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and DSA Financial Corporation;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of DSA Financial Corporation and its affiliates;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in DSA Financial Corporation's Bylaws.

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD. A stockholder of DSA Financial Corporation who wants to communicate with the Board of Directors or with any individual director can write to the Board of Directors or the individual director, c/o DSA Financial Corporation, 118 Walnut Street, Lawrenceburg, Indiana 47025. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the President and Chief Executive Officer will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, or forward the communication for response by another employee of DSA Financial Corporation. For example, a request for information about DSA Financial Corporation or a stock-related matter may be forwarded to DSA Financial Corporation's stockholder relations officer; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        The President and Chief Executive Officer shall make those communications that were not forwarded available to the Directors on request.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

        DSA Financial Corporation does not have a policy regarding director attendance at annual meetings of stockholders. All of DSA Financial Corporation's directors attended the prior year's annual meeting of stockholders.

CODE OF ETHICS

        DSA Financial Corporation has adopted a Code of Ethics that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is attached as Appendix B to this Proxy Statement. Amendments to and waivers from the Code of Ethics will be disclosed on DSA Financial Corporation's website.

AUDIT COMMITTEE REPORT

        In accordance with rules established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix C to this Proxy Statement.

        As part of its ongoing activities, the Audit Committee has:

        o Reviewed and discussed with management DSA Financial Corporation's audited consolidated financial statements for the fiscal year ended June 30, 2004;

        o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with the independent auditors their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in DSA Financial Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and be filed with the SEC.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that DSA Financial Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                Robert P. Sonntag
                                 Dennis Richter
                                 David P. Lorey

DIRECTOR COMPENSATION

        DIRECTORS FEES. Directors of DSA Financial Corporation are not compensated for service on DSA Financial Corporation's Board of Directors or Committees of DSA Financial Corporation's Board of Directors. Each non-employee director of Dearborn Savings Association receives $13,900 per year, in addition to the amount deferred as described below, for service on the Board of Directors. In addition, Mr. Sonntag receives an additional $2,000 as Chairman of the Board of Dearborn Savings Association, Messrs. Meador and Denney receive $5,000 per year as members of Dearborn Savings Association's Loan Committee, and Messrs. Lorey, Richter and Sonntag receive $3,000 per year as members of Dearborn Savings Association's Asset and Liability and Strategic Planning Committee and $600 per year as members of Dearborn Savings Association's Audit Committee.

        DIRECTOR DEFERRED COMPENSATION AGREEMENTS. Dearborn Savings Association entered into Director Deferred Compensation Agreements with Messrs. Denney, Meador, Richter and Sonntag in January 1992 and with Mr. Lorey in August 1992 ("Director Agreements"). Pursuant to the Director Agreements, the Directors of Dearborn Savings Association defer receipt of monthly Board fees of $142 ($250 for Messrs. Lorey and Denney) for a period of up to 156 months. The Director Agreements provide that at each director's normal retirement following his 70th birthday, Dearborn Savings Association will begin paying a monthly deferred compensation benefit of $2,269, $4,221, $659, $1,465 and $595, respectively, for Messrs. Denney, Lorey, Meador, Richter and Sonntag. In the event a director defers fees for a period of less than the full deferral period, he shall be entitled to receive, upon reaching his normal retirement age, a deferred compensation benefit determined by multiplying the amounts listed above by a fraction, the numerator of which is equal to the total amount of Board fees that were actually deferred and the denominator of which is the total amount of Board fees that would have been deferred during the entire deferral period if all deferrals had been made. Such benefits shall be payable for 15 years, or at the election of each director or his beneficiary, in a lump sum. In the event of death or disability prior to termination of service, a death benefit of the full amount payable if fees were deferred for the entire deferral period shall be payable to the director's beneficiaries for 15 years.

        Dearborn Savings Association has funded its obligations under the Director Agreements by purchasing single premium life insurance policies. The directors and their beneficiaries have no rights to the insurance policies acquired by Dearborn Savings Association and have only the rights of unsecured general creditors of Dearborn Savings Association. The cash surrender value of these policies is an asset of Dearborn Savings Association that was valued at approximately $1.8 million as of June 30, 2004. Each year Dearborn Savings Association will record an expense which is calculated ratably over the remaining anticipated years of service of the directors. This expense was approximately $27,000 during the year ended June 30, 2004.

EXECUTIVE COMPENSATION

        The following table sets forth for the three years ended June 30, 2004, certain information as to the total remuneration paid by Dearborn Financial Corporation to its Chief Executive Officer. No other officer received total annual compensation in excess of $100,000 during the fiscal year ended June 30, 2004.


                                                                                           LONG-TERM COMPENSATION
                                                                              ----------------------------------------------
                                         ANNUAL COMPENSATION                           AWARDS                PAYOUTS
                              --------------------------------------------    ---------------------- -----------------------
                               YEAR                           OTHER ANNUAL     RESTRICTED   OPTIONS/              ALL OTHER
   NAME AND PRINCIPAL         ENDED                           COMPENSATION       STOCK       SARS      LTIP     COMPENSATION
       POSITION                6/30      SALARY      BONUS        (1)          AWARDS (2)     (#)     PAYOUTS       (3)
----------------------------  ------    --------   ---------  ------------    -----------   -------  ---------  ------------
Edward L. Fischer,             2004     $ 88,910   $  20,000    $12,100         $     --       --    $     --    $   5,228
President, Chief Executive     2003       85,490      17,500     10,785           87,380       --          --        4,935
Officer and Director           2002       82,200      15,000      9,663               --       --          --        4,174

----------------------------
(1) Includes employer payments for auto insurance, health insurance and annual dues at a golf club.
(2) Represents the fair market value of shares granted pursuant to the Dearborn Financial Corporation 2002 Recognition and Retention Plan. Dividends are paid on the restricted stock and participants can vote the restricted stock to the extent shares have vested or are available for issuance. At June 30, 2004 2,720 shares of unvested restricted stock awards were held by Mr. Fischer.
(3)  Includes employer contributions to the Simplified Employee Pension Plan.

        EMPLOYMENT AGREEMENTS. Dearborn Savings Association plans to enter an employment agreement with President and Chief Executive Officer Edward L. Fischer. DSA Financial Corporation will be a signatory to the agreement for the sole purpose of guaranteeing payments thereunder. The agreement will have an initial term of three years, and shall automatically renew on each day so that the remaining term shall be thirty-six (36) full calendar months, subject to termination on notice as provided in the agreements. Under the agreement, the initial base salary for Mr. Fischer is expected to be $88,910, subject to normal adjustments to reflect annual salary increases for the fiscal year ending June 30, 2005. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive's employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

        Certain events resulting in the executive's termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive's employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to his executive position, (ii) a significant change in the nature or scope of the executive's authority, (iii) the liquidation or dissolution of Dearborn Savings Association or DSA Financial Corporation that would affect the status of the executive, or (iv) a breach of the employment agreement by the applicable corporation, then the executive would be entitled to a severance payment under the agreement. The severance payment would be equal to three times the sum of the executive's base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, at the executive's election, either in a lump sum or in bi-weekly installments during the remaining term of the agreement. In the event of a change in control (as defined in the plan) followed by the involuntary termination or voluntary resignation of the executive from Dearborn Savings Association, the executive would be entitled to the payment of a sum equal to three times base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, at his election, in a lump sum or bi-weekly during the remaining term of the agreement. In addition, the executive would be entitled, at Dearborn Savings Association's expense, to the continuation of substantially comparable life, medical, dental and disability coverage for a period of thirty-six (36) months from the date of termination. In the event payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, payments under the employment agreements with Dearborn Savings Association would be reduced in order to avoid this result.

        Upon termination of the executive's employment other than in connection with a change in control, the executive agrees not to compete with Dearborn Savings Association for a period of one year following termination of employment within twenty-five (25) miles of any existing branch of Dearborn Savings Association, or within twenty-five (25) miles of any office in which Dearborn Savings Association has filed an application for regulatory approval to establish an office. Should the executive become disabled, he would be entitled to the payment of 100% of his base salary for one year following such termination provided that any amount paid the executive pursuant to any disability insurance would reduce the compensation he would receive. In the event the executive dies while employed by Dearborn Savings Association, the executive's estate will be paid the executive's base salary for one year and the executive's family will be entitled to continuation of medical, dental and other insurance benefits normally provided for an executive's family for one year.

        CHANGE IN CONTROL AGREEMENTS. Dearborn Savings Association, F.A. intends to enter into severance agreements with three other officers of Dearborn Savings Association, which would provide certain benefits in the event of a change in control of Dearborn Savings Association or DSA Financial Corporation. Each of the severance agreements provides for a term of twenty-four (24) months. Commencing on each anniversary date, the Board of Directors may extend any change in control agreement for an additional year. The change in control agreements enable Dearborn Savings Association to offer to designated officers certain protections against termination without cause in the event of a change in control (as defined in the agreements). These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and Dearborn Savings Association may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.

        Following a change in control of DSA Financial Corporation or Dearborn Savings Association, F.A., an officer is entitled to a payment under the change in control agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event that an officer who is a party to a change in control agreement is entitled to receive payments pursuant to the change in control agreement, he will receive a cash payment, subject to applicable withholding taxes, equal to the product of (x) one-fourth of the sum of (i) base salary, and (ii) highest rate of bonus awarded to the executive during the prior three years, multiplied by (y) the number of years the executive has been employed by Dearborn Savings Association, with a maximum severance payment equal to two (2) times the product of (i) and (ii), above. In addition to the severance payment, each covered officer shall receive continued life, health and dental coverage for a number of months from the date of termination equal to the number of years the executive has been employed by Dearborn Savings Association. Notwithstanding any provision to the contrary in the change in control agreement, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under
Section 280G of the Internal Revenue Code.

        RECOGNITION AND RETENTION PLAN. During the fiscal year ended June 30, 2002, Dearborn Financial Corporation adopted, and Dearborn Financial Corporation's stockholders approved, the Dearborn Financial Corporation 2002 Recognition and Retention Plan (the "Recognition and Retention Plan"). Pursuant to the Recognition and Retention Plan, 1,250 shares of Dearborn Financial Corporation common stock were awarded to each of our non-employee directors, Messrs. Denney, Lorey, Meador, Richter and Sonntag, and 3,400 shares were awarded to President, Chief Executive Officer and Director Fischer. Grants vest over five years, commencing February 26, 2004.

====================================================================================================================
                               NUMBER OF SECURITIES TO BE
                                ISSUED UPON EXERCISE OF                                    NUMBER OF SECURITIES
  EQUITY COMPENSATION PLANS     OUTSTANDING OPTIONS AND         WEIGHTED AVERAGE         REMAINING AVAILABLE FOR
  APPROVED BY STOCKHOLDERS               RIGHTS                  EXERCISE PRICE            ISSUANCE UNDER PLAN
--------------------------------------------------------------------------------------------------------------------
Recognition and Retention Plan          26,190 (1)                     N/A                          0
--------------------------------------------------------------------------------------------------------------------
         Total                          26,190                         N/A                          0
====================================================================================================================

---------------
(1)  Represents shares that have been granted but have not yet vested.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of DSA Financial Corporation is registered pursuant to
Section 12(g) of the Exchange Act. The officers and directors of DSA Financial Corporation and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the shares of common stock. SEC rules require disclosure in DSA Financial Corporation's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on DSA Financial Corporation's review of such ownership reports, DSA Financial Corporation believes that no officer, director or 10% beneficial owner of DSA Financial Corporation failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2004.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        Federal law and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees, and Dearborn Savings Association has extended loans to certain of its executive officers and directors pursuant to these regulations.

        Other than as described above, all loans, the principal balances of which exceeded $60,000 at any time during the fiscal year ended June 30, 2004, made by Dearborn Savings Association to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

                 PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

        DSA Financial Corporation's independent auditors for the fiscal year ended June 30, 2004 were Grant Thornton LLP. The Audit Committee of the Board of Directors has reappointed Grant Thornton LLP to continue as independent auditors of DSA Financial Corporation for the fiscal year ending June 30, 2005, subject to ratification of such appointment by the stockholders. It is expected that a representative of Grant Thornton LLP will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP during the fiscal years ended June 30, 2004 and 2003:

                                             2004              2003
                                          ----------        ----------

        Audit Fees                        $   25,900        $   27,200
        Audit-Related Fees                    61,205               195
        Tax Fees                               3,950             1,145
        All Other Fees                           450               175

        AUDIT FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for professional services rendered by Grant Thornton LLP for the audit of DSA Financial Corporation's annual financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings and engagements was $30,695 and $28,715 during the years ended June 30, 2004 and 2003, respectively.

        AUDIT RELATED FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for assurance and related services rendered by Grant Thornton LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, was $61,205 and $195 during the years ended June 30, 2004 and 2003, respectively. Included in audit-related fees for the year ended June 30, 2004 are $60,810 in fees in connection with DSA Financial Corporation's stock offering.

        TAX FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for professional services rendered by Grant Thornton LLP for tax compliance, tax advice and tax planning was $3,950 and $1,145 during the years ended June 30, 2004 and 2003, respectively. These services primarily included the review of tax returns and quarterly tax provisions.

        ALL OTHER FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP that are not described above was $450 and $175 during the years ended June 30, 2004 and 2003, respectively.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For the years ended June 30, 2004 and 2003, 100% of audit related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

        The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Grant Thornton LLP's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton LLP's independence in performing its function as auditor of DSA Financial Corporation.

        THE AUDIT COMMITTEE RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF DSA FINANCIAL CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

        The Bylaws of DSA Financial Corporation provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of DSA Financial Corporation not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require DSA Financial Corporation to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

        The date on which the 2005 Annual Meeting of Stockholders is expected to be held is November 10, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Stockholders must be given to DSA Financial Corporation no later than August 12, 2005.

                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in DSA Financial Corporation's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at DSA Financial Corporation's office, 118 Walnut Street, Lawrenceburg, Indiana 47025, no later than June 14, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/ Edward L. Fischer
                                      ---------------------
                                      Edward L. Fischer
                                      President and Chief Executive Officer


Lawrenceburg, Indiana
October 12, 2004

                                                                      APPENDIX A

                            DSA FINANCIAL CORPORATION
                          NOMINATING COMMITTEE CHARTER


        The Nominating Committee of DSA Financial Corporation (the "Company") is composed of the independent members of its Board of Directors (the "Board"). The purpose of the Nominating Committee is to consider and select for nomination directors that shall be recommended to the Company's stockholders for election to the Board. In the event one or more directors are to be appointed to the Board without the requirement of approval by stockholders, the Nominating Committee shall recommend to the Board the director(s) to be appointed. Directors shall be selected based upon criteria established by the Board of Directors.

        The Nominating Committee may appoint a sub-committee (so long as such committee is composed solely of independent directors) to assist the Nominating Committee in performing its duties hereunder.

        The duties of the Nominating Committee are:

        1. Evaluating current directors for nomination for re-election to the Board;
        2. Evaluating other potential candidates for nomination to be elected to the Board; and
        3. If applicable, evaluating and recommending to the Board the person(s) who should be appointed to the Board.

        The Nominating Committee shall have the authority to retain a search firm to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Nominating Committee may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

        The Nominating Committee shall make regular reports to the board of directors. The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the board of directors for approval.

                                                                      APPENDIX B

                            DSA FINANCIAL CORPORATION
                                 CODE OF ETHICS
            FOR CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS


        It is the policy of DSA Financial Corporation (the "Company") that the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and Chief Accounting Officer ("CAO") of the Company adhere to and advocate the following principles governing their professional and ethical conduct in the fulfillment of their responsibilities:

        1. Act with honesty and integrity, avoiding actual or apparent conflicts between his or her personal, private interests and the interests of the Company, including receiving improper personal benefits as a result of his or her position

        2. Perform responsibilities with a view to causing periodic reports and other documents filed with the SEC to contain information that is accurate, complete, fair and understandable.

        3. Comply with laws of federal, state, and local governments applicable to the Company, and the rules and regulations of private and public regulatory agencies having jurisdiction over the Company.

        4. Act in good faith, responsibly, with due care, and diligence, without misrepresenting or omitting material facts or allowing independent judgment to be compromised.

        5. Respect the confidentiality of information acquired in the course of the performance of his or her responsibilities except when authorized or otherwise legally obligated to disclose. Do not use confidential information acquired in the course of the performance of his or her responsibilities for personal advantage.

        6. Proactively promote ethical behavior among subordinates and peers.

        7. Use corporate assets and resources employed or entrusted in a responsible manner.

        8. Do not use corporate information, corporate assets, corporate opportunities or one's position with the Company for personal gain. Do not compete directly or indirectly with the Company.

        9. Advance the Company's legitimate interests when the opportunity arises.

        It is also the Policy of the Company that the CEO, CFO and CAO of the Company acknowledge and certify to the foregoing annually and file a copy of such certification with the Audit Committee of the Board.

        The Audit Committee of the Board shall have the power to monitor, make determinations, and recommend action to the Board with respect to violations of this Policy.

                                                                      APPENDIX C

                            DSA FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee will assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) such other duties as may be assigned by the Board or required by law.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence requirements of the National Association of Securities Dealers (the "NASD"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Either (i) at least one member of the Audit Committee shall be an Audit Committee Financial Expert as defined by the Commission, or (ii) if required by Commission rules, the Company must disclose the lack of an Audit Committee Financial Expert in its annual meeting proxy materials. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

A.      REGISTERED PUBLIC ACCOUNTING FIRMS

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The responsibility includes the resolution of disagreements between management and the auditors regarding financial reporting. Each such registered public accounting firm reports directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (I)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

B.      RESPONSIBILITIES REGARDING FINANCIAL STATEMENTS AND DISCLOSURE MATTERS

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB and filed with the SEC.

2. In connection with the annual audited financial statements, review and discuss with the independent auditors:

        (a)     All critical accounting policies and practices to be used.

        (b) All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

        (c) Other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences.

3. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's reviews of the quarterly financial statements. The review may be accomplished by one or more designated members of the Committee, or by the entire Committee.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

5. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to the requested information, and any significant disagreements with management.

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

C.      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

1. Evaluate the qualifications, performance and independence of the independent auditor.

2. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

3. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

4. Receive and review the written disclosures and the letter from the independent auditors required by Independent Standards Board No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and discussing with the independent auditors their independence. Consider whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

5. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

D.      OVERSIGHT OF THE INTERNAL AUDIT FUNCTION

The functions of the Internal Auditor and the Internal Audit Department are under the direction of the Audit Committee. The Internal Auditor is hired by and reports directly to the Audit Committee. Oversight duties include:

1. Reviewing and approving the audit plan, which shall include all appropriate control and compliance matters;

2.      Reviewing reports of internal auditors as well as management's response;

3.      Monitoring adherence to the audit plan;

4.      Monitoring corrective action taken by management;

5. Monitoring corrective actions resulting from examination reports or external audit reports as tracked by the Internal Audit Department; and

6. Reviewing the policies adopted by the Board of Directors governing the Internal Audit Department and recommending modifications thereof if indicated.

E.      COMPLIANCE OVERSIGHT RESPONSIBILITIES

1. Obtain from the independent auditor assurance the auditor has adhered to the requirements of Section 10A(b) of the Exchange Act.

2. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and published reports that raise material issues regarding the Company's financial statements or accounting policies.

4. Review with management the Company's compliance with laws and regulations.

AUDIT COMMITTEE GOVERNANCE

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                 REVOCABLE PROXY

                            DSA FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 2004

        The undersigned hereby appoints the proxy committee of the Board of Directors of DSA Financial Corporation (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders ("Meeting") to be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, at 4:00 p.m., (Indiana time) on November 10, 2004. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                        VOTE
                                                                        ----
                                                            FOR       WITHHELD
                                                            ---       --------
1.   The election as directors of the nominees listed       [ ]          [ ]
     below (except as marked to the contrary below) for a three-year term:

     Robert P. Sonntag
     David P. Lorey

     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY
     INDIVIDUAL NOMINEE, MARK "WITHHELD" AND WRITE
     THAT NOMINEE'S NAME ON THE SPACE PROVIDED.

     _______________________________________________
     _______________________________________________

                                                     FOR    AGAINST    ABSTAIN
                                                     ---    -------    -------
2.   The ratification of the appointment of Grant    [ ]      [ ]        [ ]
     Thornton LLP as auditors for the fiscal year ending June 30, 2005

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 12, 2004, and audited financial statements.


Dated: _________________, 2004       [ ] Check Box if You Plan to Attend Meeting


_________________________            ___________________________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


_________________________            ___________________________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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